EXHIBIT 10.2(e)



January 28, 1997



Venture Stores, Inc.
2001 East Terra Lane
O'Fallon, Missouri 63366-0110

Re:  Third Amendment to Loan and Security Agreement (this "Third
Amendment")


Ladies/Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement, as amended prior to the date hereof (the "Agreement"), dated as of June 28, 1996 and executed by and among Venture Stores, Inc. (the "Borrower"), the financial institutions party thereto (collectively, the "Lenders") and BankAmerica Business Credit, Inc., as agent for the Lenders (in such capacity as agent, the "Agent"). Certain capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Lenders and the Borrower hereby agree as follows:

1.   The definition of "Maximum Revolver Amount" appearing in
     Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                ""Maximum Revolver Amount" means, at any time,
          (a) the lesser of (1) the Revolver Facility; or (2) the Borrowing Base at such time; minus (b) the sum of (i) reserves for accrued interest on the Obligations; (ii) reserves in the amount equal to two (2) months rent at any premises leased by the Borrower where any Eligible Inventory is located, unless the Borrower has obtained a landlord's waiver reasonably acceptable to the Agent with respect to such premises; (iii) reserves covering equipment excluded from the definition of "Equipment" pursuant to clause (c) of the last sentence of such definition; and (iv) all other reserves which the Agent reasonably deems necessary or desirable to maintain with respect to the Borrower's account, including, without limitation, any reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of the Borrower."

2.   The definition of "Maximum Revolver Amount" appearing in
     Section 1.1 of the Agreement permits the Agent to establish certain reserves to be deducted from the amount otherwise available to be advanced to the Borrower under the Agreement. On the Closing Date the Agent established a reserve in the amount of $2,500,000 relating to the Borrower's equipment located at its property in O'Fallon, Missouri. The Agent and the Lenders hereby agree, and the Borrower hereby acknowledges, that effective as of the date hereof such reserve in the amount of $2,500,000 is hereby eliminated, provided, however, that the elimination of such reserve shall not have any effect upon any other reserves established by the Agent and in effect on the date hereof (after giving effect to this Amendment),and also shall not have any effect on the ability of the Agent to establish reserves under clauses (i) through (iv) of the definition of "Maximum Revolver Amount" after the date hereof.

3. The Agent, the Lenders and the Borrower have received the most recently completed appraisal of the Borrower's Inventory, which appraisal is required to be delivered pursuant to the provisions of Section 5.5 of the Agreement. The Agent, the Lenders and the Borrower hereby (i) acknowledge and agree that such appraisal and the conclusions appearing therein are acceptable to them, and
     (b) further acknowledge and agree that, as a result of such appraisal, the GOB Percentage will be 54.28% effective as of the date hereof and continuing until such time as another appraisal of the Borrower's Inventory is delivered pursuant to the requirements of said Section 5.5.

4. The Borrower hereby acknowledges that the Agent intends to engage KPMG Peat Marwick LLP ("Peat Marwick") as a consultant to the Agent and the Lenders in connection with the Agreement. The Borrower hereby agrees to cooperate fully with the Agent and Peat Marwick (and any other consultant engaged by or on behalf of the Agent and the Lenders), and to furnish, and to cause its auditors and accountants to furnish promptly to the Agent and Peat Marwick (and any such other consultant) any and all such information as any of them may reasonably request. The Borrower hereby further agrees that the Agent and each Lender may provide to Peat Marwick (and any such other consultant) any and all information held by the Agent or such Lender regarding the Borrower and its condition (financial or otherwise).

5. Section 14.6 of the Agreement is hereby amended by adding the word "and" and the following new "clause (i)" to the end of the first sentence thereof, immediately following "clause
     (h)" of said Section 14.6, which new "clause (i)" shall read in its entirety as follows:

          "(i) fees and expenses of any and all consultants (including without limitation KPMG Peat Marwick LLP) engaged by or on behalf of the Agent in connection with this Agreement provided that the maximum aggregate amount that the Borrower shall be required to pay to the Agent pursuant to the terms of this clause (i) shall be $150,000"

6. The Borrower hereby agrees that is shall, on or before February 24, 1997, execute and deliver to the agent mortgages, deeds of trust or other similar real estate collateral security instruments, together with any Uniform Commercial Code financing statements relating thereto as may be requested by the Agent or its counsel, all of which items shall be in form and substance satisfactory to the Agent and its counsel. The Borrower shall, pursuant to such mortgages, deeds of trust and other instruments, grant a lien on and security interest in the real estate listed on Schedule A hereto and all property and other interests related thereto, which lien and security interest shall be in favor of the Agent, for the ratable benefit of the Agent and the Lenders, as security for all Obligations. The Borrower further agrees to execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and to take or cause to be taken such actions, as the Agent may from time to time, reasonably request to carry out the terms and conditions of this paragraph 6. Any failure by the Borrower to comply with the provisions of this paragraph 6 shall constitute an Event of Default under the Agreement.

7. Article 8 of the Agreement is hereby amended by the addition of a new Section 8.24 thereto, which new Section 8.24 shall read in its entirety as follows:

               "8.24 Minimum Availability. The Borrower shall not permit Availability to be less than $1,000,000 at any time."

Except to the extent expressly modified in paragraphs numbered 1 through 7 above, the Agreement and the other Loan Documents remain in full force and effect and are each hereby ratified and confirmed. Please evidence your agreement with the terms of this Third Amendment by signing in the space below. This Third Amendment may be executed by one or more of the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This third Amendment shall become effective in accordance with its terms upon its execution by the Agent, all Lenders and the Borrower, whereupon each reference to the Agreement in the Agreement and in any and all other Loan Documents shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended by this Third Amendment.

Sincerely,

BANKAMERICA BUSINESS CREDIT, INC.,
as the Agent


By:\s\Gregory Eck
     Name:Gregory Eck
     Title:Vice President

BANKAMERICA BUSINESS CREDIT, INC.,
as a Lender


By:\s\Gregory Eck
     Name:Gregory Eck
     Title:Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender


By:\s\Kevin Y. Caragay
     Name:Kevin Y. Caragay
     Title:Assistant Secretary

CONGRESS FINANCIAL CORPORATION,
as a Lender


By:\s\Thomas C. Lannon
     Name:Thomas C. Lannon
     Title:Vice President

LA SALLE BUSINESS CREDIT, INC.,
as a Lender


By:\s\Jeffrey J. Podwika
     Name:Jeffrey J. Podwika
     Title:Asset Based Lending Officer




GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:\s\Timothy S. Van Kirk
     Name:Timothy S. Van Kirk
     Title:Duly Authorized Signatory




ACCEPTED AND AGREED:

VENTURE STORES, INC.


By:\s\Russell Solt
     Name:Russell Solt
     Title:Executive Vice President

Date:January 29, 1997





   SCHEDULE A TO THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

                           Real Estate

1. East Indy - V66
   7339 East Washington Street
   Indianapolis, IN 46219-6798

2. Skillman - V67
   600 Skillman Street
   Dallas, TX 75231-7721

3. Corsicana D.C. - V99
   1600 N. Business 45
   Corsicana, TX 75110-2713

4. Willowbrook - V121/164
   17717 State Hwy. 249
   Houston, TX 77064-1010

5. Edmond - V137
   2501 S. Broadway St.
   Edmond, OK 73013-4028

6. Elston - V168
   5033 North Elston
   Chicago, IL 60630-1707

7. Photo Studio - V90
   1835 E. Terra Lane
   O'Fallon, MO 63366